UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 15, 2014

SHORETEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33506	77-0443568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 Stewart Drive, Sunnyvale, CA	94085
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (408) 331-3300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 15, 2014, the Board of Directors (the “Board”) of ShoreTel, Inc. (the “Company”) approved the payment of a $264,771 bonus to Don Joos, the Company’s President and Chief Executive Officer, for meeting certain performance objectives in the second half of fiscal 2014. The Board also agreed to pay Mr. Joos an additional bonus of up to $100,000 if he relocates to the Company’s headquarters, in Sunnyvale, California, by December 31, 2014 and is still employed by the Company. The Company will continue to provide a $6,000 per month stipend through the remainder of 2014 for his business travel between Austin, Texas and the Company’s headquarters and for temporary living expenses.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORETEL, INC.

By:	/s/ Allen Seto
Allen Seto, VP & General Counsel

Date: August 21, 2014